UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) November 19, 2004

TRM CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

Oregon (State or Other Jurisdiction of Incorporation)	0-19657 (Commission File Number)	93-0809419 (IRS Employer Identification No.)

5208 N.E. 122nd Avenue
Portland, Oregon 97230
(Address of Principal Executive Offices) (Zip Code)

(503) 257-8766
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
Item 2.01 Completion of Acquisition or Disposition of Assets
Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
Item 9.01 Financial Statements and Exhibits
Signatures
EXHIBIT INDEX
AMENDMENT NO.1 TO THE PURCHASE AGREEMENT
CREDIT AGREEMENT DATED NOVEMBER 19,2004
EIGHTH AMENDMENT TO LOAN AND SERVICING AGREEMENT
PRESS RELEASE DATED NOVEMBER 19,2004

Item 1.01 Entry into a Material Definitive Agreement.

     As used in this report, “we”, “us”, or “our” refer to TRM Corporation (NASDAQ:TRMM), an Oregon corporation. The information set forth in Item 2.03 below is incorporated by reference as if fully set forth herein.

Item 2.01 Completion of Acquisition or Disposition of Assets

     As previously disclosed on our Current Report on Form 8-K filed with the Securities and Exchange Commission (the “Commission”) on September 22, 2004, we and our wholly-owned subsidiaries, TRM ATM Corporation, an Oregon corporation (“TRM ATM”) and TRM (Canada) Corporation, a Canadian corporation (“TRM Canada”), entered into a Purchase Agreement (the “Agreement”) with eFunds Corporation, a Delaware corporation (“eFunds”) (NYSE: EFD) and its wholly owned subsidiary, eFunds (Canada) Corporation, a Nova Scotia unlimited liability company (“eFunds (Canada)”). Pursuant to the Agreement, (i) TRM ATM was to purchase from eFunds all of the membership interest in Access Cash International L.L.C. (“ACI”), a Delaware limited liability company (the “Membership Interests”), which after certain restructuring owns substantially all of eFund’s business of operating ATMs in the United States and (ii) TRM Canada was to purchase from eFunds (Canada) substantially all of the assets constituting eFund’s business of operating ATMs in Canada (the “ATM Assets”) for a cash purchase price of $150,000,000, subject to working capital and related adjustments. A copy of the Purchase Agreement is incorporated herein by reference to Exhibit 10.3 to our Quarterly Report on Form 10-Q filed with the Commission on November 15, 2004. A copy of Amendment No. 1 to the Purchase Agreement is provided herewith as Exhibit 2.1.

     On November 19, 2004, we completed the acquisition of the Membership Interests and the ATM Assets (the “Acquisition”). At closing, the $150,000,000 purchase price, excluding fees, expenses and adjustments, was paid in cash, and funded primarily through the facility described in Item 2.03, below, in combination with cash already on hand.

     In connection with the acquisition, TRM ATM entered into a Master Services Agreement effective on November 19, 2004, pursuant to which eFunds will provide processing and management services to TRM’s ATM portfolio for a period of five years.

     A press release relating to the closing of the Acquisition was issued on November 22, 2004. A copy of that press release is provided herewith as Exhibit 99.1

     We and our affiliates have no material relationship with eFunds and its affiliates, other than pursuant to the Agreement and the Master Services Agreement.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

     On November 19, 2004, we and substantially all of our subsidiaries entered into a new $150 million credit agreement with Bank of America, N.A. serving as administrative agent for a group of lenders. The new credit agreement consists of a $120 million term loan facility, a $15 million domestic line of credit denominated in U.S. dollars and a $15 million foreign line of credit denominated in alternative currencies, including British pound sterling and Euros. There is a letter of credit sublimit of $7.5 million under the lines of credit. We have the option to increase the lines of credit by up to $15 million in the aggregate, in one or more increases, during the first four years after the date of the new credit agreement, provided that one or more lenders issue commitments sufficient to support such increase(s).

     Interest under the term loan is payable quarterly. We will repay the outstanding principal balance of the term loan in consecutive quarterly installments of $2.5 million each commencing March 31, 2005 with a balloon payment for any unpaid amount due at the maturity of the term loan.

     We are the borrower under the domestic line of credit and the term loan, and our wholly-owned subsidiary, TRM (ATM) Limited, is the borrower under the foreign line of credit. Borrowings under the domestic line of credit and the term loan are guaranteed by substantially all of our direct and indirect domestic subsidiaries. Borrowings under the foreign line of credit are guaranteed by substantially all of our direct and indirect foreign subsidiaries.

     On November 18, 2004, were entered into the Eighth Amendment to the Loan and Servicing Agreement by and between TRM Inventory Funding Trust (“Borrower”), TRM ATM Corporation, in its individual capacity (“TRM ATM”) and as Servicer (in such capacity, “Servicer”), Autobahn Funding Company LLC (“Lender”), DZ Bank AG, Deutsche Zentral-Genossenschaftsbank Frankfurt am Main, as Administrative Agent (in such capacity, “Administrative Agent”) and as Liquidity Agent (in such capacity “Liquidity Agent”), and U.S. Bank National Association, as Collateral Agent (“Collateral Agent”). The Amendment increased the amount of cash available under the facility from $50 million to $150 million, and decreased the letters of credit required from 5% of the outstanding amounts to 4%.

Item 9.01 Financial Statements and Exhibits

     (a) Financial Statements of Business Acquired. It is impracticable to provide the required financial statements at the time of the filing of this report. The required financial statements will be filed within the time period required under applicable regulations under the Securities and Exchange Act of 1934.

     (b) Pro Forma Financial Information. It is impracticable to provide the required pro forma financial information at the time of the filing of this report. The required pro forma financial information will be filed within the time period required under applicable regulations under the Securities and Exchange Act of 1934.

     (c) Exhibits. The following exhibits are filed with this Current Report on Form 8-K:

No.	Description
2.1	Amendment No. 1 to the Purchase Agreement by and among eFunds Corporation, eFunds (Canada) Corporation, TRM ATM Corporation and TRM (Canada) Corporation dated November 19, 2004.
2.2	Credit Agreement dated as of November 19, 2004, among TRM Corporation and TRM (ATM) Limited, as Borrowers, The Subsidiaries of the Borrowers Identified Herein, as the Guarantors, Bank of America, N.A. as Administrative Agent, Swing Line Lender and L/C Issuer, and The Other Lenders Party Hereto.

2.3	Eighth Amendment to Loan and Servicing Agreement dated as of November 19, 2004 among TRM Inventory Funding Trust (“Borrower”), TRM ATM Corporation, in its individual capacity (“TRM ATM”) and as Servicer (in such capacity, “Servicer”), Autobahn Funding Company LLC (“Lender”), DZ Bank AG, Deutsche Zentral-Genossenschaftsbank Frankfurt am Main, as Administrative Agent (in such capacity, “Administrative Agent”) and as Liquidity Agent (in such capacity “Liquidity Agent”), and U.S. Bank National Association, as Collateral Agent (“Collateral Agent”).

99.1	Press release dated November 22, 2004.

Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRM Corporation Registrant
Dated: November 26, 2004	By:	/s/ Daniel E. O’Brien
		Name:	Daniel E. O’Brien
		Title:	Chief Financial Officer

EXHIBIT INDEX

The following exhibit is filed as part of this Current Report on Form 8-K:

Exhibit No.	Description
2.1	Amendment No. 1 to the Purchase Agreement by and among eFunds Corporation, eFunds (Canada) Corporation, TRM ATM Corporation and TRM (Canada) Corporation dated November 14, 2004.*
2.2	Credit Agreement dated as of November 19, 2004, among TRM Corporation and TRM (ATM) Limited, as Borrowers, The Subsidiaries of the Borrowers Identified Herein, as the Guarantors, Bank of America, N.A. as Administrative Agent, Swing Line Lender and L/C Issuer, and The Other Lenders Party Hereto.*

2.3	Eight Amendment to Loan and Servicing Agreement dated as of November 19, 2004 among TRM Inventory Funding Trust (“Borrower”), TRM ATM Corporation, in its individual capacity (“TRM ATM”) and as Servicer (in such capacity, (“Servicer”), Autobahn Funding Company LLC (“Lender”), DZ Bank AG, Deutsche Zentral-Genossenschaftsbank Frankfurt am Main, as Administrative Agent (in such capacity, “Administrative Agent”) and as Liquidity Agent (in such capacity “Liquidity Agent”), and U.S. Bank National Association, as Collateral Agent (“Collateral Agent”).*

99.1	Press release dated November 22, 2004.*

*	Filed electronically herewith.